UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2010

California Petroleum Transport Corporation

(Exact name of registrant as specified in its charter)

Delaware	033-79220	04-3232976

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

68 South Service Road, Suite 120, Melville, New York		11747

(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (212) 302 5151

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

On April 8, 2010, California Petroleum Transport Corporation (the "Company") announced the sale of the M.T. "Front Voyager" (Official Number 731991) (the "Vessel") by CalPetro Tankers (Bahamas III) Limited ("CPT III"), an unaffiliated company incorporated in the Bahamas, and the release of the Vessel from the collateral securing the Company's 8.52% First Preferred Mortgage Notes due 2015 (the "Notes").  As set forth in the consent solicitation commenced by the Company on February 17, 2010 and expired on March 2, 2010 in which the holders of the Notes validly consented to such sale of the Vessel, such release of the Vessel from the collateral securing the Notes, and the redemption and cancellation of the portion of outstanding principal amount of Notes allocated to the Vessel (the "Redemption) on such terms as fully described in the Notice of Redemption to holders of the Notes filed by the Company on Form 8-K on April 8, 2010  (the "Consent Solicitation"), the Company amended certain material definitive agreements, listed as Exhibits 99.1, 99.2 and 99.3 in the Exhibit Index.

Item 1.02.     Termination of a Material Definitive Agreement

In connection with the sale of the Vessel and as set forth in the Consent Solicitation, the Company terminated certain material definitive agreements, listed as Exhibits 99.4 through 99.12 in the Exhibit Index.

Item 8.01.     Other Events

On April 13, 2010, the Company completed the Redemption as set forth in the Notice of Redemption to holders of the Notes, filed by the Company on Form 8-K on April 8, 2010.

Item 9.01.     Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1
Amendment No. 2 to the Collateral Trust Agreement, dated April 1, 2010, between the Company, CPT III, CalPetro Tankers (Bahamas I) Limited, CalPetro Tankers (Bahamas II) Limited, CalPetro Tankers (IOM) Limited, the Indenture Trustee under the Term Indenture, and the Collateral Trustee under the Collateral Trust Agreement

99.2	Supplement No. 2 to the Term Indenture, between the Company and the Indenture Trustee under the Term Indenture, dated as of April 8, 2010

99.3	Supplement No. 3 to the Term Indenture, between the Company and the Indenture Trustee under the Term Indenture, dated as of April 8, 2010

99.4	Termination of Assignment of Charter, between CPTC, CPT III and the Collateral Trustee under the Collateral Trust Agreement, dated as of April 8, 2010

99.5	Termination of Collateral Assignment of Charter, between the Company and the Collateral Trustee under the Collateral Trust Agreement, dated as of April 8, 2010

99.6	Termination of Assignment of Mortgage, between the Company and the Collateral Trustee under the Collateral Trust Agreement, dated as of April 8, 2010

99.7	Termination of Statutory Mortgage, between the Company, CPTC and the Collateral Trustee under the Collateral Trust Agreement, dated as of April 8, 2010

99.8	Termination of Deed of Covenants, between the Company, CPTC and the Collateral Trustee under the Collateral Trust Agreement, dated as of April 8, 2010

99.9	Termination of Term Loan Agreement, between the Company and the Collateral Trustee under the Collateral Trust Agreement, dated as of April 8, 2010

99.10	Termination of Debenture, between the Company and CPT III, dated as of April 8, 2010

99.11	Termination of Assignment of Earnings and Insurances, between the Company and CPT III, dated as of April 8, 2010

99.12	Termination of Purchase Agreement, between the Company and CPT III, dated as of April 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA PETROLEUM TRANSPORT CORPORATION
(Registrant)

Dated: April 16, 2010	By:	/s/ Frank B. Bilotta
Name: Frank B. Bilotta Title: President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Amendment No. 2 to the Collateral Trust Agreement, dated April 1, 2010, between the Company, CPT III, CalPetro Tankers (Bahamas I) Limited, CalPetro Tankers (Bahamas II) Limited, CalPetro Tankers (IOM) Limited, the Indenture Trustee under the Term Indenture, and the Collateral Trustee under the Collateral Trust Agreement

99.2	Supplement No. 2 to the Term Indenture, between the Company and the Indenture Trustee under the Term Indenture, dated as of April 8, 2010

99.3	Supplement No. 3 to the Term Indenture, between the Company and the Indenture Trustee under the Term Indenture, dated as of April 8, 2010

99.4	Termination of Assignment of Charter, between CPTC, CPT III and the Collateral Trustee under the Collateral Trust Agreement, dated as of April 8, 2010

99.5	Termination of Collateral Assignment of Charter, between the Company and the Collateral Trustee under the Collateral Trust Agreement, dated as of April 8, 2010

99.6	Termination of Assignment of Mortgage, between the Company and the Collateral Trustee under the Collateral Trust Agreement, dated as of April 8, 2010

99.7	Termination of Statutory Mortgage, between the Company, CPTC and the Collateral Trustee under the Collateral Trust Agreement, dated as of April 8, 2010

99.8	Termination of Deed of Covenants, between the Company, CPTC and the Collateral Trustee under the Collateral Trust Agreement, dated as of April 8, 2010

99.9	Termination of Term Loan Agreement, between the Company and the Collateral Trustee under the Collateral Trust Agreement, dated as of April 8, 2010

99.10	Termination of Debenture, between the Company and CPT III, dated as of April 8, 2010

99.11	Termination of Assignment of Earnings and Insurances, between the Company and CPT III, dated as of April 8, 2010

99.12	Termination of Purchase Agreement, between the Company and CPT III, dated as of April 8, 2010

SK 26796 0003 1091647